Exhibit 10.1

AMENDMENT TO
THE RETENTION LETTER

August __, 2018
This Amendment (this “Amendment”) amends the Letter Agreement (the “Retention Letter”), by and between The Providence Service Corporation, a Delaware corporation (the “Company”), and [•] (the “Participant”) dated as of April __, 2018. Capitalized terms used and not defined herein shall have the meanings ascribed in such terms in the Retention Letter.
WHEREAS, as evidenced by the Retention Letter, the Company previously granted the Retention Bonus pursuant to The Providence Service Corporation Employee Retention Plan of the Company, effective as of April 9, 2018 (the “Plan”); and
WHEREAS, the Committee has determined to increase the Retention Bonus payable to the Participant in recognition of anticipated increased demands on the Participant, including in respect of certain transitional items and special projects through December 31, 2018.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.Retention Bonus Increase. The amount of the Retention Bonus granted under the Participant’s Retention Letter is hereby increased to $[•] (i.e., from 100% of the Participant’s base salary to [•]% of the Participant’s base salary).

2.No Other Amendments or Supplements to the Agreement. On and after the date hereof, each reference in the Retention Letter to “this Retention Letter”, “herein”, “hereof”, “hereunder” or words of similar import shall mean and be a reference to the Retention Letter as amended and supplemented hereby. Any reference in the Retention Letter to “the date hereof” or similar words of similar import shall continue to refer to April __, 2018, except as otherwise expressly provided herein, all other terms and conditions of the Retention Letter shall remain unchanged and continue in full force and effect.

3.Other Terms. The choice of law provisions of the Retention Letter shall apply mutatis mutandis to this Amendment, and to the Retention Letter as modified by this Amendment, taken together as a single agreement, reflecting the terms therein as modified hereby.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed on its behalf as of the day and year first above written.

THE PROVIDENCE SERVICE CORPORATION

By:	_______________________________________
Name:
Title:

PARTICIPANT
__________________________________________        [•]

[Signature Page to Amendment to the Retention Letter]